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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



            We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (File Nos. 333-69835 and 333-84266) of Pennzoil-Quaker State Company of our report dated June 28, 2002 relating to the financial statements of Pennzoil-Quaker State Company Savings and Investment Plan for Hourly Employees which appears in this Form 11-K.



/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Houston, Texas
June 28, 2002